UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 24, 2023

CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Bethesda Metro Center
,
Suite 700
Bethesda
, MD
20814
(Address of principal executive offices, including zip code)

301
-
961-4895
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value	CTM	NYSE American LLC
$0.0001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 5.02 Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers

On May 23, 2023 Laurie M. Buckhout resigned her position as Chief Revenue Officer of Castellum, Inc. (the “Company”) effective immediately.

Item 5.07 Submission of Matter to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 25, 2023 (the “2023 Annual Meeting”), at which two proposals were submitted to the Company’s stockholders.  The proposals are described in detail in the Company’s proxy statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on April 10, 2023 (the “2023 Proxy Statement”).  A quorum of the Company’s common shares was present for the 2023 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 -
Stockholders elected seven directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.  The name of each director elected, and the votes cast for such individuals are set forth below:

Name	For	Withheld
Mark S. Alarie	32,315,553	45,026
John F. Campbell	32,315,376	45,203
Bernard S. Champoux	32,300,235	60,344
Patricia Frost	32,312,401	48,178
Mark C. Fuller	31,268,125	1,092,454
C. Thomas McMillen	32,318,053	42,526
Jay O. Wright	31,265,206	1,095,373

Proposal 2
- Stockholders approved a proposal to ratify the Company’s appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.  The votes regarding Proposal 2 are set forth below:

For	Against	Abstentions
34,079,742	55,325	14,536

Item 7.01 – Regulation FD Disclosure

On May 25, 2023, the Company’s Chair, Bernard Champoux, made an announcement prior to the Annual Stockholders Meeting, the text  of which is attached as Exhibit 99.1 to this report and such announcement is incorporated herein by reference.  The text of the announcement has also been made available on the investor portal of the Company’s website:  www.castellumus.com.

The information in this Item 7.01 of this Report and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the
Securities Act of 1933
, except as shall be expressly set forth by specific reference.

Item 8.01 Other Events
.

On May 24, 2023, the Company issued a press release announcing information concerning the Company’s 2023 Annual Stockholders Meeting. A copy of the press release is attached as Exhibit 99.1.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits
.

Exhibit No.	Description
99.1	Text of the announcement made prior to the Annual Stockholders Meeting by the Company’s Chair, Bernard Champoux.

99.2	Press Release dated May 24, 2023 announcing information concerning the Company’s 2023 Annual Stockholders Meeting.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: May 25, 2023	By:	/s/ Mark C. Fuller
	Name:	Mark C. Fuller
	Title:	Chief Executive Officer (Principal Executive Officer)